Exhibit 99(a)(5)(p)

配偶同意函

SPOUSAL CONSENT

本人李遥，身份证号码为110107197704111217，为张冉之合法配偶，在此无条件同意：本人配偶，即张冉，所持有的霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）的2.83%股权，以及星璀璨国际传媒（北京）有限公司（“星璀璨”）的10.13%股权，将按照本人配偶于2019年9月16日与耀世星辉新文娱（北京）科技有限公司、星璀璨、霍尔果斯耀世星辉、张兵、陆伽、贺一星、张荣辉、林晖、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股权质押协议》）(“协议”)及于2019年9月16日出具的《确认及承诺函》（“承诺函”）项下之安排进行处分。

I, Li Yao with identity card number of 110107197704111217, am the lawful spouse of Zhang Ran. I hereby consent unconditionally that 2.83% of the shares in Horgos Glory Star Media Co., Ltd. (“Glory Star”) and 10.13% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd.(the “Xing Cui Can”) that are held by my spouse, Zhang Ran, will be disposed pursuant to the arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among my spouse, Glory Star New Media (Beijing) Technology Co., Ltd., Xing Cui Can, Glory Star, Zhang Bing, Lu Jia, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”) as well as the Confirmation and Guarantee Letter issued by Zhang Ran on September 16, 2019 (the “Guarantee Letter”).

本人进一步保证不得出于与上述安排相冲突之意图采取任何行动，包括主张该等股权构成本人与本人配偶之间的财产或共同财产而影响或者妨碍本人配偶履行在协议下所承担的义务。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权的任何权利或权益。

I further guarantee that I will not carry out any act with the intent to interfere with the above arrangements, including claiming that such shares constitute property or joint property between me and my spouse which may affect or hinder the fulfillment of her obligations under the Agreements. I hereby waive unconditionally and irrevocably any rights or entitlements whatsoever to such shares that may be granted to me according to any applicable laws.

本人确认，本人从未且未来也并不打算实际参与霍尔果斯耀世星辉及星璀璨的经营管理或其他表决事项。

I hereby confirm that I have never, and will never participate in the operation and management or other issues required voting of Glory Star and Xing Cui Can.

1

本人确认，张冉履行协议和承诺函以及进一步修改或终止协议并不需要本人另行授权或同意。本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）协议得到适当履行。本人同意并承诺，如本人由于任何原因获得张冉持有的霍尔果斯耀世星辉和/或星璀璨的任何股权，则本人应受（经不时修订的）协议的约束，并遵守作为霍尔果斯耀世星辉和/或星璀璨的股东在（经不时修订的）协议下的义务，且为此目的，一旦耀世星辉新文娱（北京）科技有限公司提出要求，本人应签署格式和内容基本与（经不时修订的）协议和承诺函相同的一系列书面文件。

I hereby confirm that the performance of the Agreements and the Guarantee Letter as well as further amendment or termination of the Agreements by Zhang Ran do not require my separate authorization or consent. I hereby covenant to sign all necessary documents as well as take all necessary actions to ensure appropriate performance of the Agreements (as amended from time to time). I hereby agree and covenant, in the event that I obtain any shares of Glory Star and/or Xing Cui Can which are held by Zhang Ran for any reasons, I shall be bound by the Agreements (as amended from time to time) and comply with the obligations thereunder as a shareholder of Glory Star and/or Xing Cui Can. For this purpose, once the Glory Star New Media (Beijing) Technology Co., Ltd. makes a request, I shall sign a series of written documents in substantially the same format and content as the Agreements (as amended from time to time) and Guarantee Letter.

本人进一步确认、承诺及保证，如出现本人配偶的死亡、丧失行为能力、离婚或发生任何可能影响本人配偶行使其在霍尔果斯耀世星辉和/或星璀璨的股东权利的情形，本人及本人的继承人、监护人、债权人或者任何其他有权对本人配偶持有的霍尔果斯耀世星辉和/或星璀璨之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何行动，并且该行动可能影响或者妨碍本人配偶履行在协议下所承担的义务。

I further confirm, covenant and guarantee that I, my successor, guardian, creditor or any other person who may be entitled to assume rights and interests in the shares of Glory Star and/or Xing Cui Can held by my spouse upon her death, incapacity, divorce or any circumstances that may affect her ability to exercise her shareholder’s rights in Glory Star and/or Xing Cui Can will not, in any manner and under any circumstances, carry out any act that may affect or hinder the fulfillment of my spouse’s obligations under each of the Agreements.

本同意函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Spousal Consent shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Spousal Consent shall be effective once being signed by myself and shall continually to be valid.

/s/ Li Yao

日期Date:

配偶同意函
SPOUSAL CONSENT

本人吴镁钰，身份证号码为130324197203165429，为张荣辉之合法配偶，在此无条件同意：本人配偶，即张荣辉，所持有的霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）的5.90%股权，以及星璀璨国际传媒（北京）有限公司（“星璀璨”）的0.10%股权，将按照本人配偶于2019年9月16日与耀世星辉新文娱（北京）科技有限公司、星璀璨、霍尔果斯耀世星辉、张兵、张冉、陆伽、贺一星、林晖、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股权质押协议》）(“协议”)及于2019年9月16日出具的《确认及承诺函》（“承诺函”）项下之安排进行处分。

I, Wu Meiyu with identity card number of 130324197203165429, am the lawful spouse of Zhang Ronghui. I hereby consent unconditionally that 5.90% of the shares in Horgos Glory Star Media Co., Ltd. (“Glory Star”) and 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd.(the “Xing Cui Can”) that are held by my spouse, Zhang Ronghui, will be disposed pursuant to the arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among my spouse, Glory Star New Media (Beijing) Technology Co., Ltd., Xing Cui Can, Glory Star, Zhang Bing, Zhang Ran, Lu Jia, He Yixing, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”) as well as the Confirmation and Guarantee Letter issued by Zhang Ronghui on September 16, 2019 (the “Guarantee Letter”).

本人进一步保证不得出于与上述安排相冲突之意图采取任何行动，包括主张该等股权构成本人与本人配偶之间的财产或共同财产而影响或者妨碍本人配偶履行在协议下所承担的义务。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权的任何权利或权益。

I further guarantee that I will not carry out any act with the intent to interfere with the above arrangements, including claiming that such shares constitute property or joint property between me and my spouse which may affect or hinder the fulfillment of his obligations under the Agreements. I hereby waive unconditionally and irrevocably any rights or entitlements whatsoever to such shares that may be granted to me according to any applicable laws.

本人确认，本人从未且未来也并不打算实际参与霍尔果斯耀世星辉及星璀璨的经营管理或其他表决事项。

I hereby confirm that I have never, and will never participate in the operation and management or other issues required voting of Glory Star and Xing Cui Can.

1

本人确认，张荣辉履行协议和承诺函以及进一步修改或终止协议并不需要本人另行授权或同意。本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）协议得到适当履行。本人同意并承诺，如本人由于任何原因获得张荣辉持有的霍尔果斯耀世星辉和/或星璀璨的任何股权，则本人应受（经不时修订的）协议的约束，并遵守作为霍尔果斯耀世星辉和/或星璀璨的股东在（经不时修订的）协议下的义务，且为此目的，一旦耀世星辉新文娱（北京）科技有限公司提出要求，本人应签署格式和内容基本与（经不时修订的）协议和承诺函相同的一系列书面文件。

I hereby confirm that the performance of the Agreements and the Guarantee Letter as well as further amendment or termination of the Agreements by Zhang Ronghui do not require my separate authorization or consent. I hereby covenant to sign all necessary documents as well as take all necessary actions to ensure appropriate performance of the Agreements (as amended from time to time). I hereby agree and covenant, in the event that I obtain any shares of Glory Star and/or Xing Cui Can which are held by Zhang Ronghui for any reasons, I shall be bound by the Agreements (as amended from time to time) and comply with the obligations thereunder as a shareholder of Glory Star and/or Xing Cui Can. For this purpose, once the Glory Star New Media (Beijing) Technology Co., Ltd. makes a request, I shall sign a series of written documents in substantially the same format and content as the Agreements (as amended from time to time) and Guarantee Letter.

本人进一步确认、承诺及保证，如出现本人配偶的死亡、丧失行为能力、离婚或发生任何可能影响本人配偶行使其在霍尔果斯耀世星辉和/或星璀璨的股东权利的情形，本人及本人的继承人、监护人、债权人或者任何其他有权对本人配偶持有的霍尔果斯耀世星辉和/或星璀璨之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何行动，并且该行动可能影响或者妨碍本人配偶履行在协议下所承担的义务。

I further confirm, covenant and guarantee that I, my successor, guardian, creditor or any other person who may be entitled to assume rights and interests in the shares of Glory Star and/or Xing Cui Can held by my spouse upon his death, incapacity, divorce or any circumstances that may affect his ability to exercise his shareholder’s rights in Glory Star and/or Xing Cui Can will not, in any manner and under any circumstances, carry out any act that may affect or hinder the fulfillment of my spouse’s obligations under each of the Agreements.

本同意函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Spousal Consent shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Spousal Consent shall be effective once being signed by myself and shall continually to be valid.

/s/ Wu Meiyu

日期Date:

配偶同意函
SPOUSAL CONSENT

本人傅烨，身份证号码为310104198111262821，为林晖之合法配偶，在此无条件同意：本人配偶，即林晖，所持有的霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）的1.08%股权，以及星璀璨国际传媒（北京）有限公司（“星璀璨”）的0.10%股权，将按照本人配偶于2019年9月16日与耀世星辉新文娱（北京）科技有限公司、星璀璨、霍尔果斯耀世星辉、张兵、张冉、陆伽、贺一星、张荣辉、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股权质押协议》）(“协议”)及于2019年9月16日出具的《确认及承诺函》（“承诺函”）项下之安排进行处分。

I, Fu Ye with identity card number of 310104198111262821, am the lawful spouse of Lin Hui. I hereby consent unconditionally that 1.08% of the shares in Horgos Glory Star Media Co., Ltd. (“Glory Star”) and 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd.(the “Xing Cui Can”) that are held by my spouse, Lin Hui, will be disposed pursuant to the arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among my spouse, Glory Star New Media (Beijing) Technology Co., Ltd., Xing Cui Can, Glory Star, Zhang Bing, Zhang Ran, Lu Jia, He Yixing, Zhang Ronghui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”) as well as the Confirmation and Guarantee Letter issued by Lin Hui on September 16, 2019 (the “Guarantee Letter”).

本人进一步保证不得出于与上述安排相冲突之意图采取任何行动，包括主张该等股权构成本人与本人配偶之间的财产或共同财产而影响或者妨碍本人配偶履行在协议下所承担的义务。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权的任何权利或权益。

I further guarantee that I will not carry out any act with the intent to interfere with the above arrangements, including claiming that such shares constitute property or joint property between me and my spouse which may affect or hinder the fulfillment of his obligations under the Agreements. I hereby waive unconditionally and irrevocably any rights or entitlements whatsoever to such shares that may be granted to me according to any applicable laws.

本人确认，本人从未且未来也并不打算实际参与霍尔果斯耀世星辉及星璀璨的经营管理或其他表决事项。

I hereby confirm that I have never, and will never participate in the operation and management or other issues required voting of Glory Star and Xing Cui Can.

1

本人确认，林晖履行协议和承诺函以及进一步修改或终止协议并不需要本人另行授权或同意。本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）协议得到适当履行。本人同意并承诺，如本人由于任何原因获得林晖持有的霍尔果斯耀世星辉和/或星璀璨的任何股权，则本人应受（经不时修订的）协议的约束，并遵守作为霍尔果斯耀世星辉和/或星璀璨的股东在（经不时修订的）协议下的义务，且为此目的，一旦耀世星辉新文娱（北京）科技有限公司提出要求，本人应签署格式和内容基本与（经不时修订的）协议和承诺函相同的一系列书面文件。

I hereby confirm that the performance of the Agreements and the Guarantee Letter as well as further amendment or termination of the Agreements by Lin Hui do not require my separate authorization or consent. I hereby covenant to sign all necessary documents as well as take all necessary actions to ensure appropriate performance of the Agreements (as amended from time to time). I hereby agree and covenant, in the event that I obtain any shares of Glory Star and/or Xing Cui Can which are held by Lin Hui for any reasons, I shall be bound by the Agreements (as amended from time to time) and comply with the obligations thereunder as a shareholder of Glory Star and/or Xing Cui Can. For this purpose, once the Glory Star New Media (Beijing) Technology Co., Ltd. makes a request, I shall sign a series of written documents in substantially the same format and content as the Agreements (as amended from time to time) and Guarantee Letter.

本人进一步确认、承诺及保证，如出现本人配偶的死亡、丧失行为能力、离婚或发生任何可能影响本人配偶行使其在霍尔果斯耀世星辉和/或星璀璨的股东权利的情形，本人及本人的继承人、监护人、债权人或者任何其他有权对本人配偶持有的霍尔果斯耀世星辉和/或星璀璨之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何行动，并且该行动可能影响或者妨碍本人配偶履行在协议下所承担的义务。

I further confirm, covenant and guarantee that I, my successor, guardian, creditor or any other person who may be entitled to assume rights and interests in the shares of Glory Star and/or Xing Cui Can held by my spouse upon his death, incapacity, divorce or any circumstances that may affect his ability to exercise his shareholder’s rights in Glory Star and/or Xing Cui Can will not, in any manner and under any circumstances, carry out any act that may affect or hinder the fulfillment of my spouse’s obligations under each of the Agreements.

本同意函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Spousal Consent shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Spousal Consent shall be effective once being signed by myself and shall continually to be valid.

/s/ Fu Ye

日期Date:

配偶同意函
SPOUSAL CONSENT

本人刘宏，身份证号码为412727197512250547，为梁显宏之合法配偶。截至本同意函出具之日，本人配偶，即梁显宏，持有北京朗玛峰创业投资管理有限公司的0.20%股权，北京朗玛峰创业投资管理有限公司持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）3.77%的股权。本人在此无条件同意：该等股权将按照本人配偶于2019年9月16日与耀世星辉新文娱（北京）科技有限公司、星璀璨国际传媒（北京）有限公司、霍尔果斯耀世星辉、张兵、张冉、陆伽、贺一星、张荣辉、林晖、金晖、张颖豪、郦韩英、肖建聪和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股权质押协议》）(“协议”)及于2019年9月16日出具的《确认及承诺函》（“承诺函”）项下之安排进行处分。

I, Liu Hong with identity card number of 412727197512250547, am the lawful spouse of Liang Xianhong. As of the date of this Spousal Consent, Liang Xianhong holds 0.20% of the shares in Everest Venture Capital Investment Co., Ltd while Everest Venture Capital Investment Co.,Ltd holds 3.77% of the shares in Horgos Glory Star Media Co., Ltd (the “Glory Star”). I hereby consent unconditionally that the above-mentioned shares will be disposed pursuant to the arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among my spouse, Glory Star New Media (Beijing) Technology Co., Ltd., Xing Cui Can International Media (Beijing) Co., Ltd., Glory Star Media Co., Ltd.( the “Glory Star”), Zhang Bing, Zhang Ran, Lu Jia, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”) as well as the Confirmation and Guarantee Letter issued by Liang Xianhong on September 16, 2019 (the “Guarantee Letter”).

本人进一步保证不得出于与上述安排相冲突之意图采取任何行动，包括主张该等股权构成本人与本人配偶之间的财产或共同财产而影响或者妨碍本人配偶履行在协议下所承担的义务。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权的任何权利或权益。

I further guarantee that I will not carry out any act with the intent to interfere with the above arrangements, including claiming that such shares constitute property or joint property between me and my spouse which may affect or hinder the fulfillment of his obligations under the Agreements. I hereby waive unconditionally and irrevocably any rights or entitlements whatsoever to such shares that may be granted to me according to any applicable laws.

本人确认，本人从未且未来也并不打算实际参与霍尔果斯耀世星辉的经营管理或其他表决事项。

I hereby confirm that I have never, and will never participate in the operation and management or other issues required voting of Glory Star.

1

本人确认，梁显宏履行协议和承诺函以及进一步修改或终止协议并不需要本人另行授权或同意。本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）协议得到适当履行。本人同意并承诺，如本人由于任何原因获得梁显宏持有的霍尔果斯耀世星辉的任何股权，则本人应受（经不时修订的）协议的约束，并遵守作为霍尔果斯耀世星辉的股东在（经不时修订的）协议下的义务，且为此目的，一旦耀世星辉新文娱（北京）科技有限公司提出要求，本人应签署格式和内容基本与（经不时修订的）协议和承诺函相同的一系列书面文件。

I hereby confirm that the performance of the Agreements and the Guarantee Letter as well as further amendment or termination of the Agreements by Liang Xianhong do not require my separate authorization or consent. I hereby covenant to sign all necessary documents as well as take all necessary actions to ensure appropriate performance of the Agreements (as amended from time to time). I hereby agree and covenant, in the event that I obtain any shares of Glory Star which are held by Liang Xianhong for any reasons, I shall be bound by the Agreements (as amended from time to time) and comply with the obligations thereunder as a shareholder of Glory Star. For this purpose, once the Glory Star New Media (Beijing) Technology Co., Ltd. makes a request, I shall sign a series of written documents in substantially the same format and content as the Agreements (as amended from time to time) and Guarantee Letter.

本人进一步确认、承诺及保证，如出现本人配偶的死亡、丧失行为能力、离婚或发生任何可能影响本人配偶行使其在霍尔果斯耀世星辉的股东权利的情形，本人及本人的继承人、监护人、债权人或者任何其他有权对本人配偶持有的霍尔果斯耀世星辉之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何行动，并且该行动可能影响或者妨碍本人配偶履行在协议下所承担的义务。

I further confirm, covenant and guarantee that I, my successor, guardian, creditor or any other person who may be entitled to assume rights and interests in the shares of Glory Star and/or Xing Cui Can held by my spouse upon his death, incapacity, divorce or any circumstances that may affect his ability to exercise his shareholder’s rights in Glory Star and/or Xing Cui Can will not, in any manner and under any circumstances, carry out any act that may affect or hinder the fulfillment of my spouse’s obligations under each of the Agreements.

本同意函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Spousal Consent shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Spousal Consent shall be effective once being signed by myself and shall continually to be valid.

/s/ Liu Hong

日期Date:

配偶同意函
SPOUSAL CONSENT

本人赵彦平，身份证号码为142623198001053427，为肖建聪之合法配偶。截至本同意函出具之日，本人配偶，即肖建聪，持有北京朗玛峰创业投资管理有限公司的99.80%股权，北京朗玛峰创业投资管理有限公司持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）3.77%的股权；并且肖建聪持有星璀璨国际传媒（北京）有限公司（“星璀璨”）的0.10%股权，星璀璨直接持有霍尔果斯耀世星辉43.45%股权。本人在此无条件同意：该等股权将按照本人配偶于2019年9月16日与耀世星辉新文娱（北京）科技有限公司、星璀璨、霍尔果斯耀世星辉、张兵、张冉、陆伽、贺一星、张荣辉、林晖、金晖、张颖豪、郦韩英、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股权质押协议》）(“协议”)及于2019年9月16日出具的《确认及承诺函》（“承诺函”）项下之安排进行处分。

I, Zhao Yanping with identity card number of 142623198001053427, am the lawful spouse of Xiao Jiancong. As of the date of this Spousal Consent, Xiao Jiancong holds 99.80% of the shares in Everest Venture Capital Investment Co., Ltd while Everest Venture Capital Investment Co., Ltd holds 3.77% of the shares in Horgos Glory Star Media Co., Ltd (the “Glory Star”); and he directly holds 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd.(the “Xing Cui Can”), while Xing Cui Can directly holds 43.45% of the shares in Glory Star. I hereby consent unconditionally that the above-mentioned shares will be disposed pursuant to the arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among my spouse, Glory Star New Media (Beijing) Technology Co., Ltd., Xing Cui Can, Glory Star, Zhang Bing, Zhang Ran, Lu Jia, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”) as well as the Confirmation and Guarantee Letter issued by Xiao Jiancong on September 16, 2019 (the “Guarantee Letter”).

本人进一步保证不得出于与上述安排相冲突之意图采取任何行动，包括主张该等股权构成本人与本人配偶之间的财产或共同财产而影响或者妨碍本人配偶履行在协议下所承担的义务。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权的任何权利或权益。

I further guarantee that I will not carry out any act with the intent to interfere with the above arrangements, including claiming that such shares constitute property or joint property between me and my spouse which may affect or hinder the fulfillment of his obligations under the Agreements. I hereby waive unconditionally and irrevocably any rights or entitlements whatsoever to such shares that may be granted to me according to any applicable laws.

1

本人确认，本人从未且未来也并不打算实际参与霍尔果斯耀世星辉及星璀璨的经营管理或其他表决事项。

I hereby confirm that I have never, and will never participate in the operation and management or other issues required voting of Glory Star and Xing Cui Can.

本人确认，肖建聪履行协议和承诺函以及进一步修改或终止协议并不需要本人另行授权或同意。本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）协议得到适当履行。本人同意并承诺，如本人由于任何原因获得肖建聪持有的霍尔果斯耀世星辉和/或星璀璨的任何股权，则本人应受（经不时修订的）协议的约束，并遵守作为霍尔果斯耀世星辉和/或星璀璨的股东在（经不时修订的）协议下的义务，且为此目的，一旦耀世星辉新文娱（北京）科技有限公司提出要求，本人应签署格式和内容基本与（经不时修订的）协议和承诺函相同的一系列书面文件。

I hereby confirm that the performance of the Agreements and the Guarantee Letter as well as further amendment or termination of the Agreements by Xiao Jiancong do not require my separate authorization or consent. I hereby covenant to sign all necessary documents as well as take all necessary actions to ensure appropriate performance of the Agreements (as amended from time to time). I hereby agree and covenant, in the event that I obtain any shares of Glory Star and/or Xing Cui Can which are held by Xiao Jiancong for any reasons, I shall be bound by the Agreements (as amended from time to time) and comply with the obligations thereunder as a shareholder of Glory Star and/or Xing Cui Can. For this purpose, once the Glory Star New Media (Beijing) Technology Co., Ltd. makes a request, I shall sign a series of written documents in substantially the same format and content as the Agreements (as amended from time to time) and Guarantee Letter.

本人进一步确认、承诺及保证，如出现本人配偶的死亡、丧失行为能力、离婚或发生任何可能影响本人配偶行使其在霍尔果斯耀世星辉和/或星璀璨的股东权利的情形，本人及本人的继承人、监护人、债权人或者任何其他有权对本人配偶持有的霍尔果斯耀世星辉和/或星璀璨之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何行动，并且该行动可能影响或者妨碍本人配偶履行在协议下所承担的义务。

I further confirm, covenant and guarantee that I, my successor, guardian, creditor or any other person who may be entitled to assume rights and interests in the shares of Glory Star and/or Xing Cui Can held by my spouse upon his death, incapacity, divorce or any circumstances that may affect his ability to exercise his shareholder’s rights in Glory Star and/or Xing Cui Can will not, in any manner and under any circumstances, carry out any act that may affect or hinder the fulfillment of my spouse’s obligations under each of the Agreements.

本同意函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Spousal Consent shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Spousal Consent shall be effective once being signed by myself and shall continually to be valid.

/s/ Zhao Yanping

日期Date:

配偶同意函
SPOUSAL CONSENT

本人马海英，身份证号码为230103197002021622，为贺一星之合法配偶，在此无条件同意：本人配偶，即贺一星，所持有的霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）的0.71%股权，以及星璀璨国际传媒（北京）有限公司（“星璀璨”）的0.10%股权，将按照本人配偶于2019年9月16日与耀世星辉新文娱（北京）科技有限公司、星璀璨、霍尔果斯耀世星辉、张兵、张冉、陆伽、张荣辉、林晖、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股权质押协议》）(“协议”)及于2019年9月16日出具的《确认及承诺函》（“承诺函”）项下之安排进行处分。

I, Ma Haiying with identity card number of 230103197002021622, am the lawful spouse of He Yixing. I hereby consent unconditionally that 0.71% of the shares in Horgos Glory Star Media Co., Ltd. (“Glory Star”) and 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd.(the “Xing Cui Can”) that are held by my spouse, He Yixing, will be disposed pursuant to the arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among my spouse, Glory Star New Media (Beijing) Technology Co., Ltd., Xing Cui Can, Glory Star, Zhang Bing, Zhang Ran, Lu Jia, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”) as well as the Confirmation and Guarantee Letter issued by He Yixing on September 16, 2019 (the “Guarantee Letter”).

本人进一步保证不得出于与上述安排相冲突之意图采取任何行动，包括主张该等股权构成本人与本人配偶之间的财产或共同财产而影响或者妨碍本人配偶履行在协议下所承担的义务。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权的任何权利或权益。

I further guarantee that I will not carry out any act with the intent to interfere with the above arrangements, including claiming that such shares constitute property or joint property between me and my spouse which may affect or hinder the fulfillment of his obligations under the Agreements. I hereby waive unconditionally and irrevocably any rights or entitlements whatsoever to such shares that may be granted to me according to any applicable laws.

本人确认，本人从未且未来也并不打算实际参与霍尔果斯耀世星辉及星璀璨的经营管理或其他表决事项。

I hereby confirm that I have never, and will never participate in the operation and management or other issues required voting of Glory Star and Xing Cui Can.

1

本人确认，贺一星履行协议和承诺函以及进一步修改或终止协议并不需要本人另行授权或同意。本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）协议得到适当履行。本人同意并承诺，如本人由于任何原因获得贺一星持有的霍尔果斯耀世星辉和/或星璀璨的任何股权，则本人应受（经不时修订的）协议的约束，并遵守作为霍尔果斯耀世星辉和/或星璀璨的股东在（经不时修订的）协议下的义务，且为此目的，一旦耀世星辉新文娱（北京）科技有限公司提出要求，本人应签署格式和内容基本与（经不时修订的）协议和承诺函相同的一系列书面文件。

I hereby confirm that the performance of the Agreements and the Guarantee Letter as well as further amendment or termination of the Agreements by He Yixing do not require my separate authorization or consent. I hereby covenant to sign all necessary documents as well as take all necessary actions to ensure appropriate performance of the Agreements (as amended from time to time). I hereby agree and covenant, in the event that I obtain any shares of Glory Star and/or Xing Cui Can which are held by He Yixing for any reasons, I shall be bound by the Agreements (as amended from time to time) and comply with the obligations thereunder as a shareholder of Glory Star and/or Xing Cui Can. For this purpose, once the Glory Star New Media (Beijing) Technology Co., Ltd. makes a request, I shall sign a series of written documents in substantially the same format and content as the Agreements (as amended from time to time) and Guarantee Letter.

本人进一步确认、承诺及保证，如出现本人配偶的死亡、丧失行为能力、离婚或发生任何可能影响本人配偶行使其在霍尔果斯耀世星辉和/或星璀璨的股东权利的情形，本人及本人的继承人、监护人、债权人或者任何其他有权对本人配偶持有的霍尔果斯耀世星辉和/或星璀璨之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何行动，并且该行动可能影响或者妨碍本人配偶履行在协议下所承担的义务。

I further confirm, covenant and guarantee that I, my successor, guardian, creditor or any other person who may be entitled to assume rights and interests in the shares of Glory Star and/or Xing Cui Can held by my spouse upon his death, incapacity, divorce or any circumstances that may affect his ability to exercise his shareholder’s rights in Glory Star and/or Xing Cui Can will not, in any manner and under any circumstances, carry out any act that may affect or hinder the fulfillment of my spouse’s obligations under each of the Agreements.

本同意函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Spousal Consent shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Spousal Consent shall be effective once being signed by myself and shall continually to be valid.

/s/ Ma Haiying

日期Date:

配偶同意函
SPOUSAL CONSENT

本人周章灿，身份证号码为33062519640515853X，为郦韩英之合法配偶，在此无条件同意：本人配偶，即郦韩英，所持有的霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）的0.94%股权，以及星璀璨国际传媒（北京）有限公司（“星璀璨”）的0.10%股权，将按照本人配偶于2019年9月16日与耀世星辉新文娱（北京）科技有限公司、星璀璨、霍尔果斯耀世星辉、张兵、张冉、陆伽、贺一星、张荣辉、林晖、金晖、张颖豪、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股权质押协议》）(“协议”)及于2019年9月16日出具的《确认及承诺函》（“承诺函”）项下之安排进行处分。

I, Zhou Zhangcan with identity card number of 33062519640515853X, am the lawful spouse of Li Hanying. I hereby consent unconditionally that 0.94% of the shares in Horgos Glory Star Media Co., Ltd. (“Glory Star”) and 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd.(the “Xing Cui Can”) that are held by my spouse, Li Hanying, will be disposed pursuant to the arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among my spouse, Glory Star New Media (Beijing) Technology Co., Ltd., Xing Cui Can, Glory Star, Zhang Bing, Zhang Ran, Lu Jia, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”) as well as the Confirmation and Guarantee Letter issued by Li Hanying on September 16, 2019 (the “Guarantee Letter”).

本人进一步保证不得出于与上述安排相冲突之意图采取任何行动，包括主张该等股权构成本人与本人配偶之间的财产或共同财产而影响或者妨碍本人配偶履行在协议下所承担的义务。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权的任何权利或权益。

I further guarantee that I will not carry out any act with the intent to interfere with the above arrangements, including claiming that such shares constitute property or joint property between me and my spouse which may affect or hinder the fulfillment of his obligations under the Agreements. I hereby waive unconditionally and irrevocably any rights or entitlements whatsoever to such shares that may be granted to me according to any applicable laws.

本人确认，本人从未且未来也并不打算实际参与霍尔果斯耀世星辉及星璀璨的经营管理或其他表决事项。

I hereby confirm that I have never, and will never participate in the operation and management or other issues required voting of Glory Star and Xing Cui Can.

1

本人确认，郦韩英履行协议和承诺函以及进一步修改或终止协议并不需要本人另行授权或同意。本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）协议得到适当履行。本人同意并承诺，如本人由于任何原因获得郦韩英持有的霍尔果斯耀世星辉和/或星璀璨的任何股权，则本人应受（经不时修订的）协议的约束，并遵守作为霍尔果斯耀世星辉和/或星璀璨的股东在（经不时修订的）协议下的义务，且为此目的，一旦耀世星辉新文娱（北京）科技有限公司提出要求，本人应签署格式和内容基本与（经不时修订的）协议和承诺函相同的一系列书面文件。

I hereby confirm that the performance of the Agreements and the Guarantee Letter as well as further amendment or termination of the Agreements by Li Hanying do not require my separate authorization or consent. I hereby covenant to sign all necessary documents as well as take all necessary actions to ensure appropriate performance of the Agreements (as amended from time to time). I hereby agree and covenant, in the event that I obtain any shares of Glory Star and/or Xing Cui Can which are held by Li Hanying for any reasons, I shall be bound by the Agreements (as amended from time to time) and comply with the obligations thereunder as a shareholder of Glory Star and/or Xing Cui Can. For this purpose, once the Glory Star New Media (Beijing) Technology Co., Ltd. makes a request, I shall sign a series of written documents in substantially the same format and content as the Agreements (as amended from time to time) and Guarantee Letter.

本人进一步确认、承诺及保证，如出现本人配偶的死亡、丧失行为能力、离婚或发生任何可能影响本人配偶行使其在霍尔果斯耀世星辉和/或星璀璨的股东权利的情形，本人及本人的继承人、监护人、债权人或者任何其他有权对本人配偶持有的霍尔果斯耀世星辉和/或星璀璨之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何行动，并且该行动可能影响或者妨碍本人配偶履行在协议下所承担的义务。

I further confirm, covenant and guarantee that I, my successor, guardian, creditor or any other person who may be entitled to assume rights and interests in the shares of Glory Star and/or Xing Cui Can held by my spouse upon her death, incapacity, divorce or any circumstances that may affect her ability to exercise her shareholder’s rights in Glory Star and/or Xing Cui Can will not, in any manner and under any circumstances, carry out any act that may affect or hinder the fulfillment of my spouse’s obligations under each of the Agreements.

本同意函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Spousal Consent shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Spousal Consent shall be effective once being signed by myself and shall continually to be valid.

/s/ Zhou Zhangcan

日期Date:

配偶同意函
SPOUSAL CONSENT

本人刘惠军，身份证号码为420106197206140847，为金晖之合法配偶，在此无条件同意：本人配偶，即金晖，所持有的霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）的0.57%股权，以及星璀璨国际传媒（北京）有限公司（“星璀璨”）的0.10%股权，将按照本人配偶于2019年9月16日与耀世星辉新文娱（北京）科技有限公司、星璀璨、霍尔果斯耀世星辉、张兵、张冉、陆伽、贺一星、张荣辉、林晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股权质押协议》）(“协议”)及于2019年9月16日出具的《确认及承诺函》（“承诺函”）项下之安排进行处分。

I, Liu Huijun with identity card number of 420106197206140847, am the lawful spouse of Jin Hui. I hereby consent unconditionally that 0.57% of the shares in Horgos Glory Star Media Co., Ltd. (“Glory Star”) and 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd.(the “Xing Cui Can”) that are held by my spouse, Jin Hui, will be disposed pursuant to the arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among my spouse, Glory Star New Media (Beijing) Technology Co., Ltd., Xing Cui Can, Glory Star, Zhang Bing, Zhang Ran, Lu Jia, He Yixing, Zhang Ronghui, Lin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”) as well as the Confirmation and Guarantee Letter issued by Jin Hui on September 16, 2019 (the “Guarantee Letter”).

本人进一步保证不得出于与上述安排相冲突之意图采取任何行动，包括主张该等股权构成本人与本人配偶之间的财产或共同财产而影响或者妨碍本人配偶履行在协议下所承担的义务。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权的任何权利或权益。

I further guarantee that I will not carry out any act with the intent to interfere with the above arrangements, including claiming that such shares constitute property or joint property between me and my spouse which may affect or hinder the fulfillment of his obligations under the Agreements. I hereby waive unconditionally and irrevocably any rights or entitlements whatsoever to such shares that may be granted to me according to any applicable laws.

本人确认，本人从未且未来也并不打算实际参与霍尔果斯耀世星辉及星璀璨的经营管理或其他表决事项。

I hereby confirm that I have never, and will never participate in the operation and management or other issues required voting of Glory Star and Xing Cui Can.

1

本人确认，金晖履行协议和承诺函以及进一步修改或终止协议并不需要本人另行授权或同意。本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）协议得到适当履行。本人同意并承诺，如本人由于任何原因获得金晖持有的霍尔果斯耀世星辉和/或星璀璨的任何股权，则本人应受（经不时修订的）协议的约束，并遵守作为霍尔果斯耀世星辉和/或星璀璨的股东在（经不时修订的）协议下的义务，且为此目的，一旦耀世星辉新文娱（北京）科技有限公司提出要求，本人应签署格式和内容基本与（经不时修订的）协议和承诺函相同的一系列书面文件。

I hereby confirm that the performance of the Agreements and the Guarantee Letter as well as further amendment or termination of the Agreements by Jin Hui do not require my separate authorization or consent. I hereby covenant to sign all necessary documents as well as take all necessary actions to ensure appropriate performance of the Agreements (as amended from time to time). I hereby agree and covenant, in the event that I obtain any shares of Glory Star and/or Xing Cui Can which are held by Jin Hui for any reasons, I shall be bound by the Agreements (as amended from time to time) and comply with the obligations thereunder as a shareholder of Glory Star and/or Xing Cui Can. For this purpose, once the Glory Star New Media (Beijing) Technology Co., Ltd. makes a request, I shall sign a series of written documents in substantially the same format and content as the Agreements (as amended from time to time) and Guarantee Letter.

本人进一步确认、承诺及保证，如出现本人配偶的死亡、丧失行为能力、离婚或发生任何可能影响本人配偶行使其在霍尔果斯耀世星辉和/或星璀璨的股东权利的情形，本人及本人的继承人、监护人、债权人或者任何其他有权对本人配偶持有的霍尔果斯耀世星辉和/或星璀璨之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何行动，并且该行动可能影响或者妨碍本人配偶履行在协议下所承担的义务。

I further confirm, covenant and guarantee that I, my successor, guardian, creditor or any other person who may be entitled to assume rights and interests in the shares of Glory Star and/or Xing Cui Can held by my spouse upon his death, incapacity, divorce or any circumstances that may affect his ability to exercise his shareholder’s rights in Glory Star and/or Xing Cui Can will not, in any manner and under any circumstances, carry out any act that may affect or hinder the fulfillment of my spouse’s obligations under each of the Agreements.

本同意函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Spousal Consent shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Spousal Consent shall be effective once being signed by myself and shall continually to be valid.

/s/ Liu Huijun

日期Date:

配偶同意函
SPOUSAL CONSENT

本人郭娉宁，身份证号码为460103198002201823，为陆伽之合法配偶，在此无条件同意：本人配偶，即陆伽，所持有的霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）的2.83%股权，以及星璀璨国际传媒（北京）有限公司（“星璀璨”）的35.67%股权，将按照本人配偶于2019年9月16日与耀世星辉新文娱（北京）科技有限公司、星璀璨、霍尔果斯耀世星辉、张兵、张冉、贺一星、张荣辉、林晖、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股权质押协议》）(“协议”)及于2019年9月16日出具的《确认及承诺函》（“承诺函”）项下之安排进行处分。

I, Guo Pingning with identity card number of 460103198002201823, am the lawful spouse of Lu Jia. I hereby consent unconditionally that 2.83% of the shares in Horgos Glory Star Media Co., Ltd. (“Glory Star”) and 35.67% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd.(the “Xing Cui Can”) that are held by my spouse, Lu Jia, will be disposed pursuant to the arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among my spouse, Glory Star New Media (Beijing) Technology Co., Ltd., Xing Cui Can, Glory Star, Zhang Bing, Zhang Ran, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”) as well as the Confirmation and Guarantee Letter issued by Lu Jia on September 16, 2019 (the “Guarantee Letter”).

本人进一步保证不得出于与上述安排相冲突之意图采取任何行动，包括主张该等股权构成本人与本人配偶之间的财产或共同财产而影响或者妨碍本人配偶履行在协议下所承担的义务。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权的任何权利或权益。

I further guarantee that I will not carry out any act with the intent to interfere with the above arrangements, including claiming that such shares constitute property or joint property between me and my spouse which may affect or hinder the fulfillment of his obligations under the Agreements. I hereby waive unconditionally and irrevocably any rights or entitlements whatsoever to such shares that may be granted to me according to any applicable laws.

本人确认，本人从未且未来也并不打算实际参与霍尔果斯耀世星辉及星璀璨的经营管理或其他表决事项。

I hereby confirm that I have never, and will never participate in the operation and management or other issues required voting of Glory Star and Xing Cui Can.

1

本人确认，陆伽履行协议和承诺函以及进一步修改或终止协议并不需要本人另行授权或同意。本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）协议得到适当履行。本人同意并承诺，如本人由于任何原因获得陆伽持有的霍尔果斯耀世星辉和/或星璀璨的任何股权，则本人应受（经不时修订的）协议的约束，并遵守作为霍尔果斯耀世星辉和/或星璀璨的股东在（经不时修订的）协议下的义务，且为此目的，一旦耀世星辉新文娱（北京）科技有限公司提出要求，本人应签署格式和内容基本与（经不时修订的）协议和承诺函相同的一系列书面文件。

I hereby confirm that the performance of the Agreements and the Guarantee Letter as well as further amendment or termination of the Agreements by Lu Jia do not require my separate authorization or consent. I hereby covenant to sign all necessary documents as well as take all necessary actions to ensure appropriate performance of the Agreements (as amended from time to time). I hereby agree and covenant, in the event that I obtain any shares of Glory Star and/or Xing Cui Can which are held by Lu Jia for any reasons, I shall be bound by the Agreements (as amended from time to time) and comply with the obligations thereunder as a shareholder of Glory Star and/or Xing Cui Can. For this purpose, once the Glory Star New Media (Beijing) Technology Co., Ltd. makes a request, I shall sign a series of written documents in substantially the same format and content as the Agreements (as amended from time to time) and Guarantee Letter.

本人进一步确认、承诺及保证，如出现本人配偶的死亡、丧失行为能力、离婚或发生任何可能影响本人配偶行使其在霍尔果斯耀世星辉和/或星璀璨的股东权利的情形，本人及本人的继承人、监护人、债权人或者任何其他有权对本人配偶持有的霍尔果斯耀世星辉和/或星璀璨之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何行动，并且该行动可能影响或者妨碍本人配偶履行在协议下所承担的义务。

I further confirm, covenant and guarantee that I, my successor, guardian, creditor or any other person who may be entitled to assume rights and interests in the shares of Glory Star and/or Xing Cui Can held by my spouse upon his death, incapacity, divorce or any circumstances that may affect his ability to exercise his shareholder’s rights in Glory Star and/or Xing Cui Can will not, in any manner and under any circumstances, carry out any act that may affect or hinder the fulfillment of my spouse’s obligations under each of the Agreements.

本同意函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Spousal Consent shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Spousal Consent shall be effective once being signed by myself and shall continually to be valid.

/s/ Guo Pingning

日期Date: